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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 MARCH 26, 1999


                          GENERAL CIGAR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


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                        Commission file number: (1-12757)

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          Delaware                                             13-3922128
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

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      387 Park Avenue South                                     10016-8899
        New York, New York                                      (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 448-3800


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                          GENERAL CIGAR HOLDINGS, INC.


Item 5. Other Events

The Registrant announced on March 26, 1999 that it has entered into a definitive Asset Purchase Agreement which could lead to the sale of its mass-market cigar business to Swedish Match AB for $200 million in cash. See the Press Release filed herewith as Exhibit No. 99.



Item 7. Financial Statements and Exhibits


  (a)(1)  N/A

  (b)     N/A

  (c)     Exhibits:

          No.     Description
          ---     -----------

          99      Press Release, dated March 26, 1999


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                          GENERAL CIGAR HOLDINGS, INC.

                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GENERAL CIGAR HOLDINGS, INC.

Date:  April 2, 1999                      By: /s/ Joseph Aird
                                              ---------------
                                              Joseph Aird
                                              Senior Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Acting Controller


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                          GENERAL CIGAR HOLDINGS, INC.

                                INDEX TO EXHIBIT



EXHIBIT NO.   DESCRIPTION
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   99         Press Release, dated March 26, 1999